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                                                                EXHIBIT 10.23-02

                       CONTRACT FOR THE PURCHASE, SALE OR

                           EXCHANGE OF ECONOMY ENERGY


                                    BETWEEN


                        COMISION FEDERAL DE ELECTRICIDAD


                                      AND


                            EL PASO ELECTRIC COMPANY



                   LEGEND:  PORTIONS OF THIS DOCUMENT HAVE
                            BEEN OMITTED PURSUANT TO A
                            REQUEST FOR CONFIDENTIAL
                            TREATMENT AND SUCH OMITTED
                            MATERIAL HAS BEEN FILED
                            SEPARATELY WITH THE SECURITIES
                            AND EXCHANGE COMMISSION



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CONTRACT FOR THE PURCHASE OF FIRM CAPACITY AND ASSOCIATED POWER ENTERED INTO BY
COMISION FEDERAL DE ELECTRICIDAD, HEREINAFTER REFERRED TO AS "CFE", REPRESENTED BY LIC. LUIS R. ALMEIDA DURAN AND BY ING. RAYMUNDO CAMPOS MILAN IN THEIR CAPACITY AS PROGRAMMING SUBDIRECTOR; AND TRANSMISSION, TRANSFORMATION AND CONTROL SUBDIRECTOR RESPECTIVELY AND BY "EL PASO ELECTRIC COMPANY", HEREINAFTER REFERRED TO AS "EPE", REPRESENTED BY JOHN C. HORNE, IN HIS CAPACITY AS VICE PRESIDENT-POWER GENERATION, PURSUANT TO THE FOLLOWING RECITALS AND CLAUSES.

                                R E C I T A L S


I.   CFE STATES THAT:

I.1 It is a decentralized organization of the Federal Public Administration of the United Mexican States, possessing its own legal personality and assets, and regulated by the Electric Power Public Service Law, published in the Official Federal Daily Journal on December 22, 1975.

I.2 Part of its objective is the import of electric power, exclusively for the provision of public service.

I.3 Its objective also includes the execution of agreements or contracts with private entities, to carry out acts related to the provision of public service of electric power, as well as to carry out the acts and execute the contracts necessary for the fulfillment of its objective.

I.4 It is currently authorized by the Federal Department of Energy to import *SEE LEGEND ON FIRST PAGE OF EXHIBIT* electric power monthly from the United States of America. Copies of the permits are included as Attachment I.

I.5 Award of the present CONTRACT was the result of competition through direct invitation, as for by Constitutional article 134th; 9th,

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     Section III of the Electric Power Public Service Law, and Article 7th of
     the Regulation of said law. A copy of the decision of the competition held, appears in Attachment I-BIS.

I.6 This CONTRACT is not subject to the dispositions of the North American Free Trade Agreement, insofar as it refers to acts that lead to the provision of electric power public service, pursuant to the provisions contained in appendix 1001.1B-2, section B Mexico list, section 2, and in official document No. 202'94'90 dated June 29, 1994 by the General Direction of International Institutions Headquarters of the Federal Department of Commerce and Industrial Promotion.

I.7 It possesses the necessary funds, authorized by the Federal Department of the Treasury, to effect the disbursements arising from this CONTRACT.

I.8 Lic. Luis Almeida and Ing. Raymundo Campos Milan have the necessary authority to represent it in this act, same as has not been revoked to date.

I.9 It is domiciled at Don Manuelito No. 32, Col. Olivar de los Padres 01780 Mexico, D.F. Mexico, being this the same given for all legal purposes pertaining to this CONTRACT.

II.  EPE STATES THAT:

II.1 It is a company constituted and existing pursuant to the laws of the State of Texas of the United States of North America as evidenced by the legal documents added to the present CONTRACT as Attachment II.

II.2 Its purpose consists of the generation, purchase, sale and transmission of electric power in the United States of America, in accordance with that established in Attachment II.

II.3 It received the direct invitation sent to it by CFE to participate in the competition for the purchase of FIRM CAPACITY and ASSOCIATED

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     POWER, agreeing to participate in the competition, for which reason it submitted its offer.

II.4 It has the legal status to contract, and meets the technical and economic conditions to obligate itself pursuant to the terms of the present CONTRACT.

II.5 It is familiar with the contents of the Electric Power Public Service Law and its Regulations.

II.6 Its representative Mr. John C. Horne verifies his capacity and authority to appear at this act by means of a certified copy of the protocolized power granted him, which is added to this CONTRACT as Attachment III.

II.4 It is domiciled at 123 West Mills, El Paso, Texas 79901-1341 being this the same given for all legal purposes pertaining to this CONTRACT.

III. THE PARTIES STATE THAT:

     III.1 Hereinafter, CFE and EPE may also be individually called "PARTY" or jointly called "PARTIES".

     The foregoing having been declared, the PARTIES execute the following:

                                    CLAUSES

FIRST.-  SUBJECT MATTER OF THE CONTRACT

The subject matter of the present CONTRACT is to establish the terms and conditions pursuant to which EPE commits to sell and deliver to CFE, and the latter commits to purchase and receive FIRM, CAPACITY and ASSOCIATED POWER, as provided for in this CONTRACT.

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SECOND.-  DEFINITIONS

          For the purpose of the present CONTRACT the PARTIES agree to establish the following conventional definitions, which shall be used with no distinction in singular or plural. The terms defined shall be written in bold type and upper case letters.

          2.1   CONTRACTED CAPACITY

                The amount of FIRM CAPACITY in MW, that EPE commits to have at the disposal of CFE at the POINT OF DELIVERY.

                          Period                    Demand (MW)
                          ------                    -----------
                    98/01/01 -  98/03/31          *SEE
                    98/04/01 -  98/04/30          LEGEND
                    98/05/01 -  98/08/31          ON FIRST
                    98/09/01 -  98/12/31          PAGE OF EXHIBIT*

          2.2   CAPACITY CHARGE

                The monthly charge in dollars of the United States of America for each kW with CONTRACT CAPACITY, specified in the Fifth Clause of this CONTRACT.

          2.3   TRANSMISSION CHARGE

                The monthly charge in dollars of the United States of America for each of CONTRACT CAPACITY associated with the use of the transmission system of EPE or with third parties and specified in the Fifth Clause of this CONTRACT.

          2.4   ASSOCIATED POWER CHARGE

                The charge in dollars of the United States of America for each kW of ASSOCIATED POWER, specified in the Fifth Clause of this CONTRACT.

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          2.5   FORTUITOUS CASES AND FORCE MAJEURE CAUSES

                As established in the Twelfth Clause, section 12.3

          2.6   CFE-JUAREZ

                Is the electric system property of CFE which supplies the northern part of the state of Chihuahua and adjoins the border of the United States of America, and interconnects with the rest of the SINAL at the Moctezuma Substation.

          2.7   EMERGENCY

                The loss or interruption of generating capacity or TRANSMISSION CAPACITY in the system of either of the PARTIES, which degrades system safety to the point of placing service in risk to its native users or the integrity of the system, as a result of any other cause other than:

                (1)   scheduled maintenance or;

                (2)   an expected shortage in the fuel supply.

          2.8   ASSOCIATED POWER

                The energy delivery to CFE expressed in kWh, associated with CONTRACTED CAPACITY.

          2.9   POINT OF DELIVERY.

                Point at which the electric power transmission lines which connect the Azcarate and Diablo Substations, property of EPE, with the Riverena and Insurgentes Substations, property of CFE, cross the international border of the United States of America and the United Mexican States.

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          2.10  SERVICE RESTRICTIONS

                Partial or total interruption of the supply of electric power to CFE.

          2.11  NATIONAL INTERCONNECTED SYSTEM (SINAL)

                CFE'S principal electric power system, of which CFE-JUAREZ is a part.

          2.12  WESTERN SYSTEMS COORDINATING COUNCIL (WSCC)

                Is an organization made up of different interconnected electric power companies, located in the western part of the United States of America and Canada, and of which EPE is a member.

THIRD.-   TERM

          This CONTRACT shall take effect on the date on which it is signed by the PARTIES; the services to be provided pursuant to same shall commence on January 1st of 1998 and conclude on December the 31st of 1998.

          The present CONTRACT shall take effect under the condition that CFE obtains the budgetary authorization mentioned in statement 1.7.

FOURTH.-  TECHNICAL ASPECTS

          4.1   INTERCONNECTION

                The INTERCONNECTION between the CFE-JUAREZ and EPE systems is by means of two 115 kV connections in the border which connect the Riverena and Insurgentes substations, property of CFE, with the Azcarate and Diablo substations, property of EPE. CFE shall receive the power of EPE via these lines at the POINT OF DELIVERY

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                Transmission of power up to the POINT OF DELIVERY will be the exclusive responsibility of EPE.

          4.2   TRANSFERRED LOAD

                Both PARTIES acknowledge that the reception of energy is not practical or convenient during the time the CFE-JUAREZ is interconnected to the SINAL of CFE.

                For the above stated, in order for an exchange of electric power to take place between the PARTIES, they agree to separate a part of the CFE-JUAREZ system, and to continue applying the procedures established, between the PARTIES, for that purpose.

          4.3   DELIVERY CONDITIONS

                EPE may not interrupt the delivery of ASSOCIATED POWER, except under EMERGENCY conditions, FORTUITOUS CASES or FORCE MAJEURE CAUSES.

          4.4   OPERATING PROCEDURES

                Both PARTIES agree to continue operating, during the term of this CONTRACT, according to *SEE LEGEND ON FIRST PAGE OF EXHIBIT*

          4.5   MEASUREMENTS

                For billing purposes, the measurements of energy demand and supply by EPE to CFE will be taken by the Azcarate and Diablo Substations, property of EPE, according to the operating procedures established for that purpose between the PARTIES.

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FIFTH.-   BASIS FOR THE DETERMINATION OF BENEFITS

          5.1   PRICES

                EPE shall supply the CONTRACTED CAPACITY and ASSOCIATED POWER to CFE which shall pay to EPE in dollars of the United States of America, during the term this CONTRACT is in effect, the prices offered by EPE in the bidding process, and which are stated as follows:

                     *SEE LEGEND ON FIRST PAGE OF EXHIBIT*

          5.2   BILLING

                Monthly billing for the services will be the sum of the Billing for CONTRACTED CAPACITY, Billing for Transmission, plus the Billing for ASSOCIATED POWER, and the Billing for Other Charges, as stated below:

                     *SEE LEGEND ON FIRST PAGE OF EXHIBIT*

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          5.3   PRICE CHARACTERISTICS

                The prices established in Section 5.1 of this Clause, represent the total payment required from CFE, up to the POINT OF DELIVERY, and include all taxes, duties and other fiscal contributions or payments, arising in the United States of America, consequently, EPE may not claim, for any reason, greater benefits other than those agreed and described in
                Section 5.1

                CFE shall be responsible for the payment of all taxes, duties and other fiscal contributions, arising in the United Mexican States arising by the import of electric power.

SIXTH.-   BILLING AND PAYMENT

          6.1   INVOICE

                The invoice which EPE presents to CFE *SEE LEGEND ON FIRST PAGE OF EXHIBIT*.

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          6.2   PERIOD FOR BILLING

                EPE shall present CFE within 10 calendar days subsequent to the end of each month, the invoices to be charged, in dollars of the United States of America, for the sales made pursuant to this CONTRACT, for the months in which such sales take place. The monthly invoices presented shall be paid by CFE to EPE, within the 20 calendar days subsequent to the date the invoice was received.

          6.3   BILLING DISCREPANCIES

                In the event of a discrepancy between the PARTIES, regarding the amount stated in an invoice, the invoice must be paid entirely within the period agreed, in the understanding that the amount subject to dispute between the PARTIES, is being paid under protest. If it is determined that any part of the protested amount charged is incorrect, EPE must reimburse CFE the amount of the overcharge, including a 1% monthly interest, calculated as of the day on which the overcharge was paid until the amount and its interest are reimbursed.

          6.4   ACCOUNTS FOR PAYMENTS

                All payments made by CFE to EPE shall be made in dollars of the United States of America, by electronic means, in a Banking Institution outside the United Mexican States, designated by EPE.

SEVENTH.- TAXES AND DUTIES

          The taxes and duties legally arising as a consequence of this CONTRACT in the United States of America and in the United Mexican States, shall be paid respectively by EPE and CFE, as set forth in their respective fiscal regulations.

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EIGHT.-   REPRESENTATION

          Within thirty calendar days commencing as of the date on which the present CONTRACT is executed, each PARTY shall designate a representative and an alternate, and shall notify the other PARTY in writing, within the same period, their names and duties.

          The representatives of the PARTIES shall basically have the function of contributing to the satisfactory performance of the operational aspects arising out of this CONTRACT, as well as to serve as a liaison between the PARTIES, in order to achieve an adequate implementation of it.

          The PARTIES may change their representatives at any time, subject to prior notification there of by one PARTY to the other.

          All decisions taken by the representatives of the PARTIES must be recorded in minutes which must be signed by them. The representatives, however, are not authorized to modify what has been agreed to in this CONTRACT.

          The salaries and expenses of these representatives shall be borne by the represented PARTY.

NINTH.-   DEFAULT

          9.1   EVENT OF DEFAULT

                In the Event of Default or breach, the conforming PARTY shall notify the other PARTY, in writing, of such event, the non complying PARTY shall explain and remedy the non-compliance or otherwise prove that no event of Default has occurred.

                Once the PARTY has been notified of the non-compliance, if there were such non-compliance, the PARTY in non-compliance shall correct its fault, as soon as reasonably

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                possible without exceeding three (3) calendar days commencing on the date in which notification took place. If due to its nature it were not possible to remedy the situation within three (3) calendar days, the non-complying PARTY shall submit, within such period, a schedule of activities which fully satisfies the other PARTY, to remedy the non-compliance. If no agreement is reached by the PARTIES, they shall submit the disputed issues to arbitration, as established in the Fifteenth Clause of the present CONTRACT. The PARTIES shall abide by the arbitral verdict, which shall be definitive.

          9.2   RESCISSION

                The present CONTRACT may be rescinded due to serious or repeated non-compliances of either of the PARTIES, regarding the obligations provided in the present CONTRACT.

TENTH.-   PENALTIES

          When EPE fails to make the CONTRACTED CAPACITY partially or totally available to CFE, and this not be due to an EMERGENCY, a FORTUITOUS CASE OR FORCE MAJEURE CAUSE, or caused by CFE, EPE must pay the positive difference, duly documented by CFE, between the cost to CFE for the amount of energy not supplied and the contracted price with EPE, CFE shall not pay the charge for CONTRACTED CAPACITY and the charge for TRANSMISSION CAPACITY in proportion to the amount and time of the non-compliance.

ELEVENTH.-RESPONSIBILITIES

          Each of the PARTIES shall indemnify and hold the other PARTY harmless from any responsibility, loss, damage or destruction of property as a result of dolus, fault or negligence of its officers, advisors, employees, workers and other personnel.

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          Claims or indemnifications of employees or workers of either PARTY as a result of work accidents shall be the sole liability of that PARTY.

          Each PARTY shall assume responsibility to its consumers, for claims caused by interruptions or deficiencies of service. Each PARTY agrees to hold the other PARTY safe and harmless if a consumer of one of the PARTIES files suit against the other PARTY.

TWELFTH.- GENERAL MATTERS

          12.1  NOTIFICATIONS

                Any notification, petition or request relative to this CONTRACT, shall be deemed duly delivered to CFE, if it is sent by certified mail with return receipt requested, by messenger service, or by fax, obtaining confirmations of its reception by the Jefe del Area de Control Norte at Guanacevi No. 131, Parque Industrial Lagunero, Gomez Palacio, Dgo. C.P. 35078, Mexico; if the notification is to EPE, it must be sent to the Assistant Vice President of Resource and Planning Department at 123 West Mills, El Paso, Texas 79901.

                The designation of the person to whom notifications shall be sent, or the address of said person may be changed at any time by means of written notification. Every notification and request related to the delivery or reception of electric power or to the operation of facilities, shall be deemed valid if it is transmitted by telephone and recorded in the system operators logs of both PARTIES.

          12.2  SUCCESSORS AND ASSIGNEES

                The present CONTRACT shall be effective in benefit of and binding on the successors and assignees of both PARTIES; however it shall not be transferable by either of the PARTIES without prior written consent from the other, which shall not be denied without just cause.

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          12.3  FORTUITOUS CASE OR FORCE MAJEURE CAUSE

                Neither EPE nor CFE shall be liable for default in their obligations arising out of the present CONTRACT, when said default is due to a FORTUITOUS CASE or FORCE MAJEURE CAUSE, provided that the PARTY which finds itself unable to comply has not contributed or given cause to the occurrence of said FORTUITOUS CASE or FORCE MAJEURE CAUSE.

                A FORTUITOUS CASE or FORCE MAJEURE CAUSE shall be understood to mean any natural phenomenon or human act that is unexpected or unavoidable, even when proceeding with due diligence, and that prevents fulfillment of any of its obligations arising out of this CONTRACT. Included among but not limited to FORTUITOUS CASES or FORCE MAJEURE CAUSES are the following: Flooding, earthquake, storm, fire, lightning, epidemic, war, revolt, strike, not attributable to the affected PARTY, acts by authorities not promoted or caused by the affected PARTY.

                When a FORTUITOUS CASE or FORCE MAJEURE CAUSE occurs, the PARTY subjected to it must notify and confirm its existence to the other PARTY.

                The PARTY subjected to a FORTUITOUS CASE or FORCE MAJEURE CAUSE shall indicate to the other PARTY how long it is expected to last and the measures it is taking to resolve it.

          12.4  PARTIAL INVALIDITY

                The invalidity or nullity of any part of this CONTRACT, provided said invalidity or nullity does not affect essential elements of same, allowing it to remain in effect, shall not affect the validity of any other provision contained herein.

          12.5  DISPUTES

                Any dispute arising out this CONTRACT, shall be discussed and resolved by the representatives of the

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                PARTIES, who shall make their best efforts to resolve said dispute in a friendly and opportune manner. If they are unable to resolve such disputes, they shall submit them for consideration and resolution by their respective superior executives, without prejudice to the provisions contained in the Fifteenth Clause.

THIRTEENTH.-    AUTHORIZATIONS

          All authorizations required by either PARTY for the execution of this CONTRACT, whether in their own country or any country, shall be obtained by the PARTY and be in effect at the time of this CONTRACT is to be signed.

FOURTEENTH.-    LANGUAGE

          The PARTIES signing this CONTRACT do so in two (2) originals in Spanish and (2) two originals in English. It is agreed that the two versions in Spanish and English of this CONTRACT are valid and binding. In the event of any discrepancy in the interpretation of either of these versions, the version in Spanish shall prevail.

FIFTEENTH.-ARBITRATION

          In the event of disputes of a technical or economic nature related to this CONTRACT, which the PARTIES are unable to overcome within a period of thirty (30) calendar days, said dispute shall be resolved by means of arbitration. The arbitration procedure shall be subject to the Rules of Conciliation and Arbitration of the International Chamber of Commerce of Paris. The arbitral tribunal must be comprised by three arbiters selected according to said Rule, unless the PARTIES agree to appoint only one arbiter. The arbitration shall take place in Mexico City, in the Spanish language. The costs and expenses which arise by reason of the arbitration shall be paid by the losing PARTY. The arbitral veredict shall be unappealable and definitive. If during the course of the arbitration

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          proceeding it is determined that the dispute in question is not of a technical or economic nature, said dispute shall be submitted to the jurisdiction of the Federal Tribunals indicated in the Sixteenth Clause.

SIXTEENTH.-REGULATORY LAW

          The present CONTRACT shall be governed by and interpreted pursuant to the federal laws of the United Mexican States, therefore, the PARTIES agree that whatever disputes may arise from the present CONTRACT, other than those indicated in clause Fifteenth, shall be of the competency of the Federal Tribunals, and for the purpose, the PARTIES submit to the jurisdiction of said Tribunals in Mexico City, D.F. therefore they waive any forum which might pertain to them by reason of their current or future address or any other reason.

     This CONTRACT is executed in Mexico city, Distrito Federal in two issues in English and two issues in Spanish on the 19th day of December of the year 1997.

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      COMISION FEDERAL DE                             EL PASO ELECTRIC
        ELECTRICIDAD                                       COMPANY

/s/ LUIS R. ALMEIDA                      /s/ JOHN C. HORNE
--------------------------------------   ---------------------------------------
Lic. Luis R. Almeida                     John C. Horne
Programming Subdirector                  Vice President-Power Generation


/s/ RAYMUNDO CAMPOS MILAN
--------------------------------------
Ing. Raymundo Campos Milan
Transmission, Transformation and
Control Subdirector


Revised in its Legal Aspects


/s/ EMILIO REYES LAGUNES
--------------------------------------
Lic. Emilio Reyes Lagunes
Legal Business Department Manager

The above signatures correspond to the Contract for the Purchase of Firm Capacity and Associated Power entered into by Comision Federal de Electricidad and El Paso Electric Company.



I, Josefina Sosa Santos Interpreter and Translator, duly certified by the Superior Court of Justice of the State of Baja California, do herby certify that the foregoing text is a true and correct translation from Spanish into English.

                       Mexicali, B.C. December 16, 1997

                         /s/ JOSEFINA SOSA SANTOS
                         Josefina Sosa Santos.

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